Symbol: GABC August 1, 2017 Keefe, Bruyette & Woods – Community Bank Investor Conference

Presented By Mark A. Schroeder Chairman and CEO Bradley M. Rust EVP and CFO 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2016 as updated and supplemented by our other SEC reports filed from time to time. 3

Southern Indiana Community-focused Financial Services Organization • $3.0 Billion Total Banking Assets • $1.2 Billion Investment & Trust Assets Under Management • Banking, Insurance, Investments & Trust • $60 Million Annual Insurance Premiums Who We Are • 52 Branch Offices • 600+ FTEs 4

Diversified Economic Base

Regional Education & Health Care
Life Sciences & Technology
Agriculture, Manufacturing & Logistics

MAJOR EMPLOYERS:

Education
- Indiana University
- University of Southern Indiana
- Vincennes University
- Greater Clark County School Corp
- Evansville Vanderburgh County School Corp
- Monroe County School Corporation
- New Albany – Floyd County School Corp

Health Care
- Indiana University Health
- Columbus Regional Hospital
- Clark Memorial Hospital
- Deaconess Hospital
- Baptist Health Floyd Hospital
- Good Samaritan Hospital
- King's Daughters' Hospital
- Memorial Hospital
- St Vincent's Medical Center

Manufacturing & Logistics
- Aisin U.S.A. MFG, Inc.
- ALCOA Warrick Operations
- Amazon Fulfillment Service
- American Commercial Lines/Jeffboat
- Berry Plastics
- Cummins, Inc. (Cummins Diesel)
- Grote Industries Inc
- Jasper Engines & Transmissions
- Kimball International, Inc.
- Koch Enterprises, Inc.
- MasterBrand Cabinets, Inc.
- NTN Driveshaft Inc
- OFS Brands (Office-Furniture Systems)
- Toyota Motor Mfg – Indiana

Life Sciences & Technology
- Baxter BioPharma Solutions
- Crane Naval Surface Weapons Center
- Cook Group, Inc.
- Mead Johnson Nutrition

Energy
- Duke Energy
- Vectren

German American
Banking | Insurance | Investments

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6 J u n e 2 0 1 7

Capitalize upon Market Strength & Growth 7

Capitalize upon Market Strength & Growth 8

Capitalize upon Market Strength & Growth 9

History of Superior Financial Performance 10 Seven Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for Past 12 Consecutive Fiscal Years Highest Performing Indiana-Domiciled Exchange-Traded Financial Institution (Return on Equity) for 6 Out of the Past 8 Years Consistent Achievement of Superior Asset Quality Bank Director Magazine - Bank Performance Scorecard Top 10 Ranking for Past 3 Years ($1 - $5 billion Publicly-traded Companies) # 10 Ranking in 2017 # 2 Ranking in 2016 # 4 Ranking in 2015 KBW/Stifel 2010 thru 2016 Bank Honor Roll Recipient

Financial Trends 11

$24,055 $25,413 $28,344 $30,064 $35,184 $14,934 $19,395 $1.27 $1.32 $1.43 $1.51 $1.57 $0.68 $0.85 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 6/30/16 YTD 6/30/17 YTD (Dollars in Thousands, Except Per Share Amounts) Net Income & Earnings Per Share Earnings Per Share 12 *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 *

$2,006 $2,164 $2,237 $2,374 $2,956 $3,005 1.24% 1.25% 1.31% 1.33% 1.24% 1.32% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 6/30/17 YTD (Dollars in Millions) Total Assets Annualized Return on Assets 13

$1,205 $1,382 $1,448 $1,564 $1,990 $2,032 83% 81% 81% 82% 81% 81% $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 06/30/17 (Dollars in Millions) Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans 14

Construction & Development Loans, $ 79.9 million, 4% Agricultural Loans, $ 312.5 million, 15% Multi-Family Residential Properties, $ 121.7 million, 6% Commercial Real Estate Non- Owner Occupied, $ 503.9 million, 25% Commercial Real Estate Owner Occupied, $ 183.6 million, 9% Commercial & Industrial Loans, $ 460.3 million, 23% Consumer Loans, $ 44.7 million, 2% Home Equity Loans, $141.3 million, 7% Residential Mortgage Loans, $ 183.8 million, 9% Total Loans $2,031.7 million Loan Portfolio Composition As of June 30, 2017 15 15

0.60% 0.44% 0.29% 0.15% 0.14% 0.15% 2.15% 1.45% 1.04% 0.84% 0.76% 0.71%* 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 06/30/17 Non- Performing Assets to Total Assets GABC Peer Group 16 * Peer Group Information as of 3/31/17

0.19% 0.10% -0.01% 0.03% 0.04% 0.03% 0.59% 0.25% 0.15% 0.08% 0.10% 0.05%* -0.10% 0.15% 0.40% 0.65% 0.90% 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 6/30/2017 YTD Net Charge-offs to Average Loans GABC Peer Group 17 * Peer Group Information as of 3/31/17

$1,641 $1,812 $1,780 $1,826 $2,350 $2,363 80% 81% 81% 83% 84% 85% $- $500 $1,000 $1,500 $2,000 $2,500 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 06/30/17 (Dollars in Millions) Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits 18

Non-Interest Bearing Demand, $557.5 million, 24% Interest Bearing Demand, Savings & Money Market, $1,453.5 million, 61% Time Deposits, $352.3 million, 15% 19 Total Deposit Composition as of June 30, 2017 Cost of Funds 2012 0.60% 2013 0.37% 2014 0.30% 2015 0.28% 2016 0.32% 6/30/17 YTD 0.36% Total Deposits $2,363.3 million

$185 $200 $229 $252 $330 $355 13.57% 13.40% 13.21% 12.47% 10.94% 11.36% $- $50 $100 $150 $200 $250 $300 $350 $400 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 6/30/17 YTD (Dollars in Millions) Total Shareholders’ Equity Annualized Return on Equity 20

$67,819 $70,319 $76,991 $79,072 $99,470 $47,602 $52,099 3.74% 3.67% 3.76% 3.70% 3.75% 3.75% 3.82% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 6/30/16 YTD 6/30/17 YTD (Dollars in Thousands) Net Interest Income (Tax-Equivalent) Net Interest Margin 21

$21,811 $23,615 $23,937 $27,444 $32,013 $15,272 $15,985 24% 25% 24% 26% 24% 24% 23% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 6/30/16 YTD 6/30/17 YTD (Dollars in Thousands) Non-Interest Income Non-Interest Income as % of Total Revenue 22

23 $50,923 $54,905 $57,713 $61,326 $76,587 $38,579 $38,032 56.8% 58.5% 57.2% 57.6% 58.3% 61.4% 55.9% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 6/30/16 YTD 6/30/17 YTD (Dollars in Thousands) Non-Interest Expense Efficiency Ratio

$24,055 $25,413 $28,344 $30,064 $35,184 $14,934 $19,395 $1.27 $1.32 $1.43 $1.51 $1.57 $0.68 $0.85 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 6/30/16 YTD 6/30/17 YTD (Dollars in Thousands, Except Per Share Amounts) Net Income & Earnings Per Share Earnings Per Share 24 *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 *

Why Invest in GABC? 25

$0.57 $0.77 $0.73 $0.81 $1.07 $1.27 $1.32 $1.43 $1.51 1.57 GABC Earnings Per Share Growth * 26 As of 12/31 for years shown Why Invest in GABC? *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017

$6.55 $7.65 $8.63 $8.92 $10.40 $11.57 11.94 GABC Tangible Book Value Per Share Why Invest in GABC? As of 12/31 for years shown 27 *Tangible Book Value Per Share adjusted for 3-for-2 stock split completed in 2017 *

$12.28 $12.13 $14.48 $18.95 $20.35 $22.21 $35.07 GABC Stock Price Appreciation Why Invest in GABC? As of 12/31 for years shown 28 *Stock Price adjusted for 3-for-2 stock split completed in 2017 *

Focus on increasing long-term institutional ownership • Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Potential Growth within New Market Areas – Small MSA Focus • Existing Platform for Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity Why Invest in GABC? 29

Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, EVP and CFO (812) 482-0718 brad.rust@germanamerican.com 30